UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 16, 2008
THE CHUBB CORPORATION

(Exact name of registrant as specified in its charter)

New Jersey	1-8661	13-2595722

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 Mountain View Road, Warren, New Jersey	07059

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (908) 903-2000
Not Applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
The following information, including the text of the exhibit attached hereto, is furnished pursuant to Item 2.02 of Form 8-K. On October 16, 2008, The Chubb Corporation (Chubb) issued a press release announcing its preliminary financial results for the quarter ended September 30, 2008. A copy of the press release, which is incorporated by reference into this Item 2.02 as if fully set forth herein, is attached to this Form 8-K as Exhibit 99.1. In the press release, Chubb presented operating income per share which Chubb believes is meaningful to investors, but which is a financial measure that is not based on accounting principles generally accepted in the United States.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.
          99.1       Press release dated October 16, 2008 (furnished pursuant to Item 2.02 of Form 8-K)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE CHUBB CORPORATION
Date: October 17, 2008	By:	/s/ John J. Kennedy
		Name:	John J. Kennedy
		Title:	Senior Vice President and Chief Accounting Officer

EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K
DATED OCTOBER 16, 2008

Exhibit No.	Description

99.1	Press release dated October 16, 2008 (furnished pursuant to Item 2.02 of Form 8-K)